Exhibit 99.2

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
May 31, 2001



        Expected B Maturity                         9/15/04


        Blended Coupon                               4.4406%


        Excess Protection Level
          3 Month Average   7.69%
            May, 2001   7.62%
            April, 2001   7.48%
            March, 2001   7.98%


        Cash Yield                                  19.67%


        Investor Charge Offs                         5.45%


        Base Rate                                    6.59%


        Over 30 Day Delinquency                      4.84%


        Seller's Interest                            8.52%


        Total Payment Rate                          14.20%


        Total Principal Balance                     $58,203,705,030.43


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,958,014,468.94